Supplement Dated May 16, 2001 to the
            Prospectus and Statement of Additional Information (SAI)
                               Dated March 1, 2001

                              The MDL Funds (Trust)
                    MDL Broad Market Fixed Income Fund (Fund)


         This supplement provides new and additional information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI dated March 1, 2001.

The Fund has increased its permitted level of investment in mortgage-backed securities (MBS). As a result, the following change is made to the third sentence in the first paragraph of the section entitled "MDL Broad Market Fixed Income Fund" under the heading "Investment Objectives and Policies" on page S-2 of the Fund's SAI:

The Fund may invest up to 25% of its total assets in corporate fixed income securities and up to 50% of its total assets in MBS.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE